UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Item 1. Report to Shareholders

Limited Duration Inflation Focused Bond Fund	November 30, 2017

The views and opinions in this report were current as of November 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. Treasury inflation protected securities (TIPS) generally produced positive results over the six-month period ended November 30, 2017, and outperformed nominal Treasuries, although shorter-maturity TIPS recorded modest losses. Inflation was weaker than expected at the start of our reporting period but firmed up in September when the effects of Hurricane Harvey led to a spike in gasoline prices and ended a run of four months when headline inflation came in under 2% on an annualized basis. The real (inflation-adjusted) yields offered by 30-year TIPS were a bit lower at the end of the period, but the yields offered by shorter-maturity TIPS increased.

Your fund returned 0.00% in the six-month period ended November 30, 2017. As shown in the Performance Comparison table, the fund outperformed the Bloomberg Barclays U.S. 1–5 Year Treasury TIPS Index. (The performance of the fund’s I Class shares may vary due to a different fee structure.)

ECONOMY AND INTEREST RATES

The U.S. economy picked up after a sluggish first quarter, with gross domestic product increasing at an annualized rate of 3.1% and 3.2% in the second and third quarters, respectively. The labor market has been healthy, with the national unemployment rate reaching a 17-year low in October. The headline consumer price index (CPI) rose 2.2% for the 12-month period through November with gasoline prices up about 17% during that period. Core CPI, which excludes food and energy prices, rose 1.7% for the 12 months, while average hourly earnings were up 2.5%.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Citing the strengthening labor market and expectations that inflation would move higher over the medium term, the Federal Reserve raised short-term interest rates once during our reporting period—its fourth rate hike since the end of 2015—lifting the federal funds target rate to a range of 1.00% to 1.25%. In October, the Fed began slowly unwinding its $4.5 trillion balance sheet, a legacy of its massive purchases of Treasury bonds and mortgage-backed securities in the aftermath of the 2008 financial crisis. (On December 13, soon after our reporting period ended, the Fed raised its target rate another quarter percentage point.)

The nominal Treasury yield curve flattened during the six-month period as short-term yields rose more than longer maturities. The yield of the two-year Treasury note, which is more sensitive to expectations for Fed rate hikes, increased from 1.28% to 1.78%, while the benchmark 10-year note’s yield moved from 2.21% to 2.42%. Demand was stronger for the 30-year bond, and its yield modestly decreased. Since the beginning of our reporting period, the additional yield offered by the 10-year Treasury note compared with the two-year note has shrunk from 93 basis points to 64, its lowest level since 2007.

Nominal Treasury yields reached their low point for the period in early September, as growing concerns about the potential for conflict on the Korean Peninsula led to increased demand for safe-haven securities. Lower core inflation numbers, which seemed to call into question the Fed’s rate hike projections, also contributed to the lower yields. However, a pickup in inflation, the Trump administration’s announcement of its tax reform proposal, and increasingly hawkish rhetoric from the Federal Reserve helped drive rates higher. Ten- and 30-year yields reached their period highs in late October, but the two-year yield continued to advance, reaching its highest point in more than nine years by the end of the period in anticipation of a Fed rate hike in December.

The real rate curve also flattened during the period. Real yields on 30-year TIPS finished November at 0.88%, slightly lower than where they were at the start of the six-month period. However, 2-, 5-, and 10-year TIPS real yields increased, with the two- and five-year yields moving into positive territory.

Inflation expectations were little changed over the past six months. As of November 30, 2017, the difference between a five-year TIPS yielding 0.34% and a conventional five-year Treasury note yielding 2.14% was 180 basis points versus 175 basis points six months ago, while the difference between a two-year TIPS yielding 0.13% and a conventional two-year Treasury note yielding 1.78% was 165 basis points compared with 168 basis points six months ago. These arithmetic differences (also called the breakeven rate) are quick proxies of the market’s inflation expectations over the respective periods. When actual inflation runs higher than what is priced in the market or inflation expectations move higher, TIPS have the potential to deliver a higher return than comparable Treasuries.

PERFORMANCE AND PORTFOLIO REVIEW

Interest rate management contributed to the fund’s relative results during the period. The fund’s average duration—a measure of its interest rate sensitivity—was shorter than that of the benchmark, which was beneficial as yields generally rose. We were also well positioned for the flattening of the yield curve that occurred during the period. The fund’s duration shortened over the six months from 2.4 years to 2.2 years, which we think is appropriate given the prospects for continued Fed rate hikes.

The fund’s out-of-benchmark positioning in mortgage- and asset-backed securities generated modest gains, while our holdings in investment-grade corporate bonds and commercial mortgage-backed securities produced generally flat results. We believe these out-of-benchmark sectors can potentially provide additional income and can help our performance in low inflation environments. Our TIPS holdings decreased during the period as we added to investment-grade corporates and other non-benchmark sectors, but the fund also uses inflation-related derivatives to maintain exposure to a potential pickup in inflation.

OUTLOOK

We believe that inflation has bottomed and is likely to pick up in the coming months, although Fed policy could be a headwind. Core services, which are more dependent on labor costs than other CPI sectors, could see increasing price pressures from the tightening employment market, while a weaker U.S. dollar should contribute to higher prices of imported goods. As a result, core inflation seems poised to rise from 1.7%, where it has been trending in recent months, to 2% by the second quarter of 2018, and this would also support higher headline CPI.

However, the Federal Reserve has indicated that it is more focused on the tightening labor market and easy financial conditions than it is on allowing inflation to reach the central bank’s 2% target. Thus, the Fed will likely serve as a cap on TIPS’ performance in the medium term by continuing to raise short-term interest rates. The median rate projections that the Fed released at its December meeting indicated that it intends to hike rates three times in 2018, raising the fed funds target another 0.75 percentage point, which should tamp down nascent inflation.

While the short-term TIPS outlook may be mixed, investors should remember that an investment in TIPS can help preserve real value in their portfolios over longer time periods—even low inflation can eat into purchasing power. We will remain disciplined in our investment approach and use the firm’s broad credit research capabilities to enhance the risk profile of the fund.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Stephen Bartolini
Chairman of the fund’s Investment Advisory Committee

December 22, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield-to-maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield-to-maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.

GLOSSARY

Bloomberg Barclays U.S. 1–5 Year Treasury TIPS Index: An index that tracks the performance of U.S. Treasury inflation protected securities that have a remaining maturity of one to five years.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Consumer price index (CPI): A measure of the average change over time in the prices paid by urban consumers for a representative basket of goods and services.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: The excess of the current interest rate over the current inflation rate.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short-and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 12.3%		
Aerospace & Defense 0.0%		
Harris, 1.999%, 4/27/18	2,145	2,144
		2,144
Airlines 0.3%		
Delta Air Lines, 2.60%, 12/4/20	10,030	10,018
Delta Air Lines, 2.875%, 3/13/20	14,515	14,613
		24,631
Automotive 0.8%		
Daimler Finance, 2.30%, 2/12/21 (1)	19,720	19,562
General Motors, FRN, 3M USD LIBOR + 0.80% 2.192%, 8/7/20	10,485	10,538
Hyundai Capital America, 2.00%, 7/1/19 (1)	9,930	9,808
Hyundai Capital America, 2.40%, 10/30/18 (1)	24,325	24,305
		64,213
Banking 3.5%		
Bank of America, 5.65%, 5/1/18	24,270	24,646
Bank of America, FRN, 3M USD LIBOR + 0.65% 1.971%, 10/1/21	12,050	12,062
Barclays Bank, 6.05%, 12/4/17 (1)	20,411	20,416
Capital One, 2.35%, 8/17/18	1,384	1,387
Capital One Bank, 2.25%, 2/13/19	6,625	6,626
Capital One Bank, 8.80%, 7/15/19	7,490	8,209
Capital One Financial, 2.40%, 10/30/20	8,255	8,205
Capital One Financial, 2.50%, 5/12/20	4,428	4,424
Citibank, 2.125%, 10/20/20	17,075	16,956
Citigroup, 2.55%, 4/8/19	14,064	14,132
Citizens Bank, 2.20%, 5/26/20	10,755	10,681
Citizens Bank, 2.25%, 10/30/20	21,190	21,003

Discover Bank, 2.60%, 11/13/18	4,900	4,922
Discover Bank, 3.10%, 6/4/20	11,655	11,797
Discover Bank, 7.00%, 4/15/20	5,715	6,248
First Niagara Finance Group, 7.25%, 12/15/21	4,540	5,257
Goldman Sachs, 2.30%, 12/13/19	32,220	32,171
Goldman Sachs, 6.15%, 4/1/18	3,405	3,453
Goldman Sachs, FRN, 3M USD LIBOR + 0.78% 2.16%, 10/31/22	19,790	19,712
Intesa Sanpaolo, 3.875%, 1/15/19	13,838	14,059
Morgan Stanley, FRN, 3M USD LIBOR + 0.93% 2.293%, 7/22/22	20,040	20,161
Santander UK, 2.125%, 11/3/20	7,425	7,364
Sumitomo Mitsui Trust Bank, 1.95%, 9/19/19 (1)	8,205	8,140
UBS, 2.45%, 12/1/20 (1)	16,895	16,877
		298,908
Building & Real Estate 0.1%		
D.R. Horton, 2.55%, 12/1/20	7,035	7,025
		7,025
Building Products 0.1%		
Boral Finance Property, 3.00%, 11/1/22 (1)	1,905	1,892
Martin Marietta Material, FRN, 3M USD LIBOR + 0.65% 2.096%, 5/22/20	4,390	4,404
		6,296
Cable Operators 0.6%		
Charter Communications Operating, 3.579%, 7/23/20	12,270	12,490
Discovery Communications, 2.20%, 9/20/19	7,700	7,661
Time Warner Cable, 6.75%, 7/1/18	11,930	12,245
Time Warner Cable, 8.25%, 4/1/19	13,400	14,390

Time Warner Cable, 8.75%, 2/14/19	610	654
		47,440
Chemicals 0.2%		
Invista Finance, 4.25%, 10/15/19 (1)	11,855	12,111
LyondellBasell, 5.00%, 4/15/19	3,257	3,349
Westlake Chemical, 4.625%, 2/15/21	4,125	4,259
		19,719
Computer Service & Software 0.3%		
HP Enterprise, 2.10%, 10/4/19 (1)	4,885	4,851
HP Enterprise, STEP, 2.85%, 10/5/18	17,842	17,949
		22,800
Consumer Products 0.1%		
Newell Rubbermaid, 2.15%, 10/15/18	8,285	8,293
		8,293
Drugs 0.3%		
Teva Pharmaceutical Finance III, 1.40%, 7/20/18	25,229	25,092
		25,092
Energy 0.3%		
Cenovus Energy, 5.70%, 10/15/19	8,575	9,023
Origin Energy Finance, 3.50%, 10/9/18 (1)	6,365	6,413
Plains All American Pipeline, 8.75%, 5/1/19	5,230	5,655
Reliance Holdings USA, 4.50%, 10/19/20	1,885	1,980
		23,071
Entertainment & Leisure 0.0%		
Royal Caribbean Cruises, 2.65%, 11/28/20	3,545	3,549
		3,549

Financial 0.1%		
AerCap Ireland Capital, 3.75%, 5/15/19	3,404	3,458
General Motors Financial, 3.10%, 1/15/19	7,225	7,287
		10,745
Food Processing 0.3%		
Kraft Heinz Foods, FRN, 3M USD LIBOR + 0.57% 1.98%, 2/10/21	20,835	20,845
		20,845
Food/Tobacco 0.5%		
BAT Capital, 2.297%, 8/14/20 (1)	21,670	21,552
Bright Food Singapore, 1.125%, 7/18/20 (EUR)	5,131	6,183
Imperial Tobacco Finance, 2.05%, 2/11/18 (1)	9,515	9,517
Tyson Foods, 2.25%, 8/23/21	8,115	8,002
		45,254
Gas & Gas Transmission 0.1%		
Enterprise Products Operations, 1.65%, 5/7/18	5,290	5,286
Panhandle Eastern Pipeline, 7.00%, 6/15/18	3,885	3,987
Valero Energy, 9.375%, 3/15/19	2,125	2,311
		11,584
Healthcare 0.7%		
Allergan Funding, 2.35%, 3/12/18	7,045	7,054
Anthem, 2.50%, 11/21/20	7,790	7,773
Baxalta, 2.00%, 6/22/18	2,400	2,404
Becton Dickinson, 2.404%, 6/5/20	23,860	23,709
Express Scripts Holding, FRN, 3M USD LIBOR + 0.75% 2.191%, 11/30/20	21,130	21,148
		62,088

Industrial Other 0.2%		
CSCEC Finance, 2.95%, 11/19/20	12,300	12,345
		12,345
Information Technology 0.6%		
Baidu, 2.75%, 6/9/19	19,895	20,050
Broadcom, 2.20%, 1/15/21 (1)	16,025	15,610
Equifax, 2.30%, 6/1/21	3,990	3,870
Tencent Holdings, 3.375%, 5/2/19 (1)	310	315
Xerox, 2.75%, 3/15/19	11,050	11,058
		50,903
Manufacturing 0.1%		
Roper Industries, 2.05%, 10/1/18	8,885	8,887
		8,887
Metals & Mining 0.3%		
Anglo American Capital, 3.625%, 5/14/20 (1)	8,205	8,379
Anglo American Capital, 9.375%, 4/8/19 (1)	2,431	2,653
Shenhua Overseas Capital, 2.50%, 1/20/18	10,160	10,161
		21,193
Other Telecommunications 0.1%		
Axiata SPV2 Berhad, 3.466%, 11/19/20	8,200	8,335
		8,335
Petroleum 0.3%		
CNOOC Finance 2011, 4.25%, 1/26/21	12,000	12,543
KazMunaiGaz Finance, 9.125%, 7/2/18	11,950	12,433
		24,976

Railroads 0.3%		
Kansas City Southern, 2.35%, 5/15/20	21,195	21,156
		21,156
Real Estate Investment Trusts 0.2%		
VEREIT Operating Partnership, 3.00%, 2/6/19	4,320	4,347
WEA Finance, 2.70%, 9/17/19 (1)	13,099	13,158
		17,505
Retail 0.1%		
QVC, 3.125%, 4/1/19	11,290	11,361
		11,361
Supermarkets 0.1%		
CK Hutchison International, 1.875%, 10/3/21	12,400	11,998
		11,998
Telephones 0.5%		
BellSouth, STEP, 4.285%, 4/26/21 (1)	39,550	39,945
		39,945
Transportation 0.4%		
GATX, 2.375%, 7/30/18	19,208	19,227
GATX, 2.50%, 3/15/19	2,465	2,468
HPHT Finance 15, 2.25%, 3/17/18 (1)	6,250	6,247
Penske Truck Leasing, 2.875%, 7/17/18 (1)	3,665	3,684
Penske Truck Leasing, 3.375%, 3/15/18 (1)	3,500	3,515
		35,141
Utilities 0.3%		
Dominion Resources, STEP, 2.962%, 7/1/19	4,056	4,091

State Grid Overseas, 2.75%, 5/7/19 (1)	20,045	20,131
		24,222
Wireless Communications 0.5%		
Crown Castle Towers, 6.113%, 1/15/40 (1)	6,035	6,400
SBA Tower Trust, 2.24%, 4/9/43 (1)	20,128	20,124
SBA Tower Trust, 3.156%, 10/10/45 (1)	15,255	15,396
		41,920
Total Corporate Bonds (Cost $1,036,451)		1,033,584
ASSET-BACKED SECURITIES 3.2%		
Auto Backed 1.2%		
AmeriCredit Automobile Receivables Trust Series 2014-2, Class D 2.57%, 7/8/20	10,250	10,298
AmeriCredit Automobile Receivables Trust Series 2016-1, Class A3 1.81%, 10/8/20	2,065	2,065
AmeriCredit Automobile Receivables Trust Series 2016-3, Class C 2.24%, 4/8/22	16,370	16,300
ARI Fleet Lease Trust Series 2016-A, Class A2 1.82%, 7/15/24 (1)	7,500	7,499
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (1)	8,180	8,164
Avis Budget Rental Car Funding Series 2015-1A, Class A 2.50%, 7/20/21 (1)	4,740	4,731
CarMax Auto Owner Trust Series 2014-1, Class C 1.93%, 11/15/19	1,520	1,520

Ford Credit Floorplan Master Owner Series 2016-5, Class B 2.16%, 11/15/21	5,100	5,078
General Motors Financial Auto Lease Series 2016-3, Class B 1.97%, 5/20/20	6,945	6,886
General Motors Financial Auto Lease Series 2017-3, Class C 2.73%, 9/20/21	2,980	2,955
GMF Floorplan Owner Revolving Trust Series 2016-1, Class B 2.41%, 5/17/21 (1)	1,645	1,647
GMF Floorplan Owner Revolving Trust Series 2016-1, Class C 2.85%, 5/17/21 (1)	635	634
GMF Floorplan Owner Revolving Trust Series 2017-2, Class B 2.44%, 7/15/22 (1)	5,390	5,381
GMF Floorplan Owner Revolving Trust Series 2017-2, Class C 2.63%, 7/15/22 (1)	3,290	3,264
Hyundai Auto Receivables Trust Series 2016-B, Class D 2.68%, 9/15/23	6,130	6,070
Santander Drive Auto Receivables Trust Series 2016-1, Class D 4.02%, 4/15/22	12,170	12,538
Smart Trust Australia Series 2015-3US, Class A3A 1.66%, 8/14/19	10,397	10,380
		105,410
Equipment Lease Heavy Duty 0.1%		
CNH Equipment Trust Series 2016-C, Class B 1.93%, 3/15/24	6,130	6,048

Volvo Financial Equipment Series 2017-A, Class A, VR 1M USD LIBOR + 0.50%, 1.764%, 11/15/22 (1)	2,910	2,917
		8,965
Other Asset-Backed Securities 1.6%		
ALM Loan Funding Series 2014-11A, Class A2AR, CLO, VR 3M USD LIBOR + 1.55%, 2.903%, 10/17/26 (1)	5,380	5,386
ALM Loan Funding Series 2014-14A, Class A2R, CLO, VR 3M USD LIBOR + 1.55%, 2.928%, 7/28/26 (1)	12,305	12,323
CKE Restaurants Holdings Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	14,793	14,855
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (1)	1,951	1,931
Elara HGV Timeshare Issuer Series 2017-A, Class A 2.69%, 3/25/30 (1)	5,661	5,631
Halcyon Loan Advisors Funding Series 2014-3A, Class B1R, CLO, VR 3M USD LIBOR + 1.70%, 3.063%, 10/22/25 (1)	9,730	9,711
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	2,797	2,757
Jimmy John's Funding Series 2017-1A, Class A2I 3.61%, 7/30/47 (1)	1,352	1,361
KKR Financial Series 2012, Class A1R, CLO, VR 3M USD LIBOR + 1.05%, 2.409%, 7/15/27 (1)	20,295	20,327
Madison Park Funding Series 2014-14A, Class A2R, CLO, VR 3M USD LIBOR + 1.12%, 2.483%, 7/20/26 (1)	13,915	13,968
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	614	607

Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	894	884
Marriott Vacation Club Owner Trust Series 2017-1A, Class A 2.42%, 12/20/34 (1)	3,348	3,316
Neuberger Berman Series 2015-19A, Class A1R, CLO, VR 3M USD LIBOR + 1.05%, 2.409%, 7/15/27 (1)	2,515	2,515
Neuberger Berman Series 2015-19A, Class A2R, CLO, VR 3M USD LIBOR + 1.55%, 2.909%, 7/15/27 (1)	7,455	7,454
OZLM Series 2014-8A, Class A2AR, CLO, VR 3M USD LIBOR + 1.60%, 2.953%, 10/17/26 (1)	11,320	11,372
Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (1)	3,826	3,816
Sierra Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (1)	1,075	1,074
Sierra Receivables Funding Series 2016-2A, Class A 2.33%, 7/20/33 (1)	2,984	2,971
Springleaf Funding Trust Series 2016-AA, Class A 2.90%, 11/15/29 (1)	4,985	5,008
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (1)	8,629	8,670
		135,937

Student Loan 0.3%

SLM Student Loan Trust Series 2008-4, Class A4, VR 3M USD LIBOR + 1.65%, 3.017%, 7/25/22	7,514	7,709
SLM Student Loan Trust Series 2008-5, Class A4, VR 3M USD LIBOR + 1.70%, 3.067%, 7/25/23	6,470	6,650

SLM Student Loan Trust Series 2008-9, Class A, VR 3M USD LIBOR + 1.50%, 2.867%, 4/25/23	4,634	4,744
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (1)	3,797	3,812
		22,915
Total Asset-Backed Securities (Cost $273,726)		273,227

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 5.0%

Commercial Mortgage-Backed Securities 0.8%

Banc of America Merrill Large Loan Series 2014-IP, Class A, ARM 2.808%, 6/15/28 (1)	13,715	13,721
BX Trust Series 2017-IMC, Class B, ARM 1M USD LIBOR + 1.40%, 2.639%, 10/15/32 (1)	20,140	20,146
BX Trust Series 2017-IMC, Class D, ARM 1M USD LIBOR + 2.25%, 3.489%, 10/15/32 (1)	6,265	6,275
CLNS Trust Series 2017-IKPR, Class A, ARM 1M USD LIBOR + 0.80%, 2.045%, 6/11/32 (1)	11,025	11,035
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1M USD LIBOR + 0.85%, 2.094%, 2/13/32 (1)	4,295	4,299
MetLife Securitization Trust Series 2017-1A, Class A, ARM 3.00%, 4/25/55 (1)	8,775	8,863
		64,339

Home Equity Loans Backed 0.0%

BankBoston Home Equity Loan Trust Series 1998-2, Class A6, ARM 6.64%, 12/25/28	83	83

Chase Funding Mortgage Loan Series 2002-4, Class 2A1, ARM 1M USD LIBOR + 0.74%, 2.069%, 10/25/32	33	33
Nationstar Home Equity Loan Trust Series 2016-2A, Class A, ARM 2.239%, 6/25/26 (1)	1,651	1,653
Nationstar Home Equity Loan Trust Series 2016-3A, Class A 2.013%, 8/25/26 (1)	1,052	1,052
		2,821
Whole Loans Backed 4.2%		
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 3.584%, 2/25/34	27	27
Bank of America Mortgage Securities Series 2004-H, Class 2A2, ARM 3.586%, 9/25/34	157	155
Bayview Opportunity Master Fund Series 2017-RT3, Class A, CMO, ARM 3.50%, 1/28/58 (1)	25,825	26,426
Bayview Opportunity Master Fund Series 2017-SPL4, Class A, CMO, ARM 3.50%, 1/28/55 (1)	7,678	7,810
Colt Funding Series 2017-1, Class A1, CMO, ARM 2.614%, 5/27/47 (1)	7,420	7,425
Colt Funding Series 2017-2, Class A1A, CMO, ARM 2.415%, 10/25/47 (1)	18,904	18,936
Colt Funding Series 2017-2, Class A2A, CMO, ARM 2.568%, 10/25/47 (1)	8,075	8,085
Colt Funding Series 2017-2, Class A3A, CMO, ARM 2.773%, 10/25/47 (1)	3,582	3,587
Connecticut Avenue Securities Series 2016-C01, Class 2M1, CMO, ARM 1M USD LIBOR + 2.10%, 3.429%, 8/25/28	6,456	6,500

Connecticut Avenue Securities Series 2016-C02, Class 1M1, CMO, ARM 1M USD LIBOR + 2.15%, 3.479%, 9/25/28	2,338	2,362
Connecticut Avenue Securities Series 2016-C04, Class 1M1, CMO, ARM 1M USD LIBOR + 1.45%, 2.779%, 1/25/29	4,613	4,660
Connecticut Avenue Securities Series 2016-C05, Class 2M1, CMO, ARM 1M USD LIBOR + 1.35%, 2.679%, 1/25/29	5,636	5,671
Connecticut Avenue Securities Series 2016-C07, Class 2M1, CMO, ARM 1M USD LIBOR + 1.30%, 2.629%, 5/25/29	3,156	3,173
Connecticut Avenue Securities Series 2017-C02, Class 2M1, CMO, ARM 1M USD LIBOR + 1.15%, 2.478%, 9/25/29	6,049	6,095
Connecticut Avenue Securities Series 2017-C03, Class 1M1, CMO, ARM 1M USD LIBOR + 0.95%, 2.279%, 10/25/29	17,500	17,592
Connecticut Avenue Securities Series 2017-C07, Class 2M1, CMO, ARM 1M USD LIBOR + 0.65%, 1.893%, 5/25/30	14,485	14,485
Deephaven Residential Mortgage Trust Series 2017-3A, Class A1, CMO, ARM 2.577%, 10/25/47 (1)	6,620	6,620
Deephaven Residential Mortgage Trust Series 2017-3A, Class A2, CMO, ARM 2.711%, 10/25/47 (1)	1,475	1,475
Deephaven Residential Mortgage Trust Series 2017-3A, Class A3, CMO, ARM 2.813%, 10/25/47 (1)	1,355	1,355
Goldman Sachs Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 2.47%, 7/25/44 (1)	1,858	1,842
Mill City Mortgage Trust Series 2016-1, Class A1, CMO, ARM 2.50%, 4/25/57 (1)	2,850	2,841
Mill City Mortgage Trust Series 2017-2, Class A1, CMO, ARM 2.75%, 7/25/59 (1)	12,789	12,810

Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, ARM 1M USD LIBOR + 2.85%, 4.179%, 4/25/28	23,298	24,096
Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M2, ARM 1M USD LIBOR + 2.65%, 3.979%, 3/25/28	9,941	10,190
Structured Agency Credit Risk Debt Notes Series 2016-HQA1, Class M1, ARM 1M USD LIBOR + 1.75%, 3.079%, 9/25/28	468	469
Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 2.528%, 10/25/29	15,801	16,017
Structured Agency Credit Risk Debt Notes Series 2017-DNA3, Class M1, CMO, ARM 1M USD LIBOR + 0.75%, 2.078%, 3/25/30	10,186	10,224
Structured Agency Credit Risk Debt Notes Series 2017-HQA1, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 2.529%, 8/25/29	7,191	7,261
Structured Agency Credit Risk Debt Notes Series 2017-HQA3, Class M1, CMO, ARM 1M USD LIBOR + 0.55%, 1.879%, 4/25/30	4,928	4,928
Structured Agency Credit Risk Debt Notes Series 2017-SPI1, Class M1, CMO, ARM 3.991%, 9/25/47 (1)	1,717	1,737
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (1)	8,614	8,633
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (1)	7,964	7,981
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (1)	4,194	4,203
Towd Point Mortgage Trust Series 2016-1, Class A3B, CMO, ARM 3.00%, 2/25/55 (1)	5,253	5,274
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (1)	6,116	6,113

Towd Point Mortgage Trust Series 2016-3, Class A1, CMO, ARM 2.25%, 4/25/56 (1)	8,908	8,838
Towd Point Mortgage Trust Series 2016-4, Class A1, CMO, ARM 2.25%, 7/25/56 (1)	5,490	5,447
Towd Point Mortgage Trust Series 2017-1, Class A1, CMO, ARM 2.75%, 10/25/56 (1)	8,107	8,124
Towd Point Mortgage Trust Series 2017-2, Class A1, CMO, ARM 2.75%, 4/25/57 (1)	7,272	7,281
Towd Point Mortgage Trust Series 2017-4, Class A1, CMO, ARM 2.75%, 6/25/57 (1)	22,917	22,870
Towd Point Mortgage Trust Series 2017-6, Class A1, CMO, ARM 2.75%, 10/25/57 (1)	33,275	33,370
WaMu Mortgage PTC Series 2005-4, Class CB1, CMO, ARM 1M USD LIBOR + 0.45%, 1.779%, 6/25/35	11	10
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 3.30%, 9/25/35	103	104
Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 3.355%, 6/25/34	86	87
		353,189
Total Non-U.S. Government Mortgage-Backed Securities (Cost $420,156)		420,349

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.0%

U.S. Government Agency Obligations 0.0% (5)

Federal Home Loan Mortgage, 6.00%, 12/1/19	2	2
Federal Home Loan Mortgage, ARM 1Y CMT + 2.219%, 3.469%, 10/1/33	—	—

12M USD LIBOR + 1.723%, 3.348%, 1/1/36	6	6
12M USD LIBOR + 1.625%, 3.375%, 7/1/38	18	19
12M USD LIBOR + 1.90%, 3.493%, 11/1/35	12	13
12M USD LIBOR + 1.966%, 3.568%, 11/1/36	31	33
12M USD LIBOR + 1.986%, 3.61%, 2/1/34	3	3
12M USD LIBOR + 1.961%, 3.711%, 2/1/33	1	1
Federal Home Loan Mortgage, CMO, 6.50%, 11/15/20	2	2
Federal Home Loan Mortgage, CMO, ARM, 6.28%, 10/27/31	12	13
Federal National Mortgage Assn., 7.00%, 10/1/23	2	3
Federal National Mortgage Assn., ARM		
COF11 + 1.25%, 2.319%, 7/1/27	1	1
1Y CMT + 2.00%, 2.717%, 1/1/35	3	4
1Y CMT + 2.125%, 3.125%, 7/1/33	1	1
12M USD LIBOR + 1.34%, 2.965%, 12/1/35	6	6
12M USD LIBOR + 1.632%, 3.257%, 2/1/33	2	2
12M USD LIBOR + 1.592%, 3.306%, 12/1/35	22	23
12M USD LIBOR + 1.715%, 3.362%, 12/1/32	33	35
12M USD LIBOR + 1.667%, 3.365%, 7/1/34	3	3
12M USD LIBOR + 1.77%, 3.395%, 12/1/35	10	11
12M USD LIBOR + 1.715%, 3.465%, 10/1/32	8	9
12M USD LIBOR + 1.80%, 3.468%, 1/1/34	18	19
12M USD LIBOR + 1.726%, 3.476%, 9/1/32	10	10
12M USD LIBOR + 1.75%, 3.50%, 9/1/36	—	—
12M USD LIBOR + 1.892%, 3.573%, 12/1/35	10	10
12M USD LIBOR + 1.83%, 3.58%, 8/1/38	20	21
12M USD LIBOR + 1.853%, 3.606%, 8/1/38	45	47
Federal National Mortgage Assn., CMO, ARM, 5.61%, 1/25/32	1	2
		299

U.S. Government Obligations 0.0%		
Government National Mortgage Assn.		
8.50%, 4/15/22 - 6/20/27	119	123
9.00%, 4/15/18 - 12/15/22	20	20
9.50%, 8/15/21 - 12/15/21	18	19
		162
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $446)		461

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 77.0%

U.S. Treasury Obligations 77.0%		
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/20	487,517	485,156
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/21	1,064,299	1,056,816
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/22	859,306	853,667
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/22	928,068	919,222
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	1,104,314	1,098,447
U.S. Treasury Inflation-Indexed Notes, 0.625%, 7/15/21	628,002	638,599
U.S. Treasury Inflation-Indexed Notes, 1.125%, 1/15/21 (2)	755,618	776,988
U.S. Treasury Inflation-Indexed Notes, 1.25%, 7/15/20	609,020	627,766
U.S. Treasury Inflation-Indexed Notes, 1.375%, 1/15/20	39,599	40,577
Total U.S. Government Agency Obligations(Excluding Mortgage-Backed) (Cost $6,568,777)		6,497,238

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 1.6%

Foreign Government & Municipalities (Excluding Canadian) 1.6%		
Government of Malaysia, 4.16%, 7/15/21 (MYR)	120,735	30,191
Italy Buoni Poliennali del Tesoro, 0.70%, 5/1/20 (EUR)	24,635	29,926
Republic of Indonesia, 2.875%, 7/8/21 (EUR)	22,995	29,653

Republic of South Africa, 5.50%, 3/9/20	39,925	42,027
Total Foreign Government Obligations & Municipalities (Cost $130,519)		131,797

SHORT-TERM INVESTMENTS 0.9%

Money Market Funds 0.9%

T. Rowe Price Government Reserve Fund, 1.13% (3)(4)	73,228	73,228
Total Short-Term Investments (Cost $73,228)		73,228

Total Investments in Securities
100.0% of Net Assets (Cost $8,503,303) **$ 8,429,884**

‡	Par/Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $771,114 and represents 9.1% of net assets.
(2)	At November 30, 2017, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(3)	Seven-day yield
(4)	Affiliated Company
(5)	The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
1M USD LIBOR	One month USD LIBOR (London Interbank Offered Rate)
3M USD LIBOR	Three month USD LIBOR (London Interbank Offered Rate)
12M USD LIBOR	Twelve month USD LIBOR (London Interbank Offered Rate)
1Y CMT	One year U.S. Treasury Note constant maturity rate
ARM	Adjustable Rate Mortgage; rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
AUD	Australian Dollar
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
COF11	The 11th district monthly weighted average cost of funds index
CPI	Consumer Price Index
EUR	Euro
FRN	Floating-Rate Note
MYR	Malaysian Ringgit
PTC	Pass-Through Certificate
STEP	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.
USD	U.S. Dollar

(Amounts in 000s)

Swaps 0.0%

Description	Notional Amount	Value	Upfront Payments/ (Receipts)	Unrealized Gain / (Loss)
Bilateral Swaps 0.0%				
Zero-Coupon Inflation Swaps 0.0%				
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 1.88%, Receive variable change in CPI, 8/10/19	20,276	$ 90	$ 0	$ 90
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 1.89%, Receive variable change in CPI, 8/11/19	61,017	266	0	266
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 1.90%, Receive variable change in CPI, 8/14/19	83,341	369	0	369
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 1.90%, Receive variable change in CPI, 8/14/19	81,357	345	0	345
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 2.05%, Receive variable change in CPI, 10/27/19	64,000	104	0	104
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 2.11%, Receive variable change in CPI, 11/2/19	85,950	11	0	11
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed 2.11%, Receive variable change in CPI, 9/29/19	84,600	156	0	156
Bank of America, 2 Year Zero-Coupon Inflation Swap, Pay Fixed, 2.09%, Receive variable change in CPI, 10/13/19	84,300	137	0	137
Bank of America, 5 Year Zero-Coupon Inflation Swap, Pay Fixed 2.065%, Receive variable change in CPI, 11/15/22	211,800	5	0	5
Bank of America, 5 Year Zero-Coupon Inflation Swap, Pay Fixed 2.08%, Receive variable change in CPI, 10/12/22	125,500	246	0	246

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $8,503,303)	$ 8,429,884
Interest receivable	18,974
Unrealized gain on bilateral swaps	4,400
Receivable for shares sold	3,766
Variation margin receivable on futures contracts	2,805
Unrealized gain on forward currency exchange contracts	2,185
Foreign currency (cost $100)	103
Due from affiliates	58
Other assets	51
Total assets	8,462,226
Liabilities	
Payable for investment securities purchased	17,056
Payable for shares redeemed	5,779
Unrealized loss on forward currency exchange contracts	1,759
Investment management fees payable	1,738
Unrealized loss on bilateral swaps	609
Due to affiliates	420
Payable to directors	4
Other liabilities	1,624
Total liabilities	28,989
NET ASSETS	$ 8,433,237
Net Assets Consist of:	
Undistributed net investment income	$ 76,532
Accumulated undistributed net realized loss	(79,481)
Net unrealized loss	(65,786)
Paid-in capital applicable to 1,676,775,324 shares of $0.0001 par value capital stock outstanding; 6,000,000,000 shares of the Corporation authorized	8,501,972
NET ASSETS	$ 8,433,237

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a level of income that is consistent with the current rate of inflation. The fund has two classes of shares: the Limited Duration Inflation Focused Bond Fund (Investor Class) and the Limited Duration Inflation Focused Bond Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold similar to equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2017, securities valued at $1,016,000 had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2017, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $3,592,000 cash and securities valued at $2,050,000. As of November 30, 2017, securities valued at $7,383,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 26% of net assets.

Options The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and credit ratings; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 4% of net assets.

Swaps The fund is subject to inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 4% and 22% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2017, there were no securities on loan.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,191,341,000 and $272,371,000, respectively, for the six months ended November 30, 2017. Purchases and sales of U.S. government securities aggregated $3,443,590,000 and $4,098,361,000, respectively, for the six months ended November 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2017, the fund had $96,065,000 of available capital loss carryforwards.

At November 30, 2017, the cost of investments for federal income tax purposes was $8,510,717,000. Net unrealized loss aggregated $73,200,000 at period-end, of which $16,185,000 related to appreciated investments and $89,385,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2017, the effective annual group fee rate was 0.29%. Effective August 1, 2017, Price Associates agreed to reduce the fund’s annual investment management fee to 0.25% through September 30, 2019. This contractual arrangement will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. The fund has no obligation to repay fees reduced under this arrangement.

The Investor Class is subject to a contractual expense limitation. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. The class’s expense limitation was 0.50% through July 31, 2017, and was reduced to 0.41% effective August 1, 2017, through September 30, 2019. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended November 30, 2017, the I Class operated below its expense limitation.

Pursuant to these agreements, $232,000 of expenses were repaid to Price Associates during the six months ended November 30, 2017. Including this amount, expenses previously waived/paid by Price Associates in the amount of $149,000 remain subject to repayment by the fund at November 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended November 30, 2017, expenses incurred pursuant to these service agreements were $44,000 for Price Associates; $14,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2017, the fund was charged $1,079,000 for shareholder servicing costs related to the college savings plans, of which $789,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2017, approximately 18% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2017, the fund was allocated $84,000 of Spectrum Funds’ expenses and $4,447,000 of Retirement Funds’ expenses. Of these amounts, $1,693,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these special servicing agreements is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2017, approximately 68% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2017, approximately less than 1% of the Investor’s Class and 97% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 19, 2018